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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        August 30, 2004
                                                --------------------------------


                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)



         NEW YORK                           1-5452                    15-0405700
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   (State or other jurisdiction          (Commission                (I.R.S. Employer
         of incorporation)               File Number)             Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                               13421
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(Address of principal executive offices)                            (Zip Code)
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Registrant's telephone number, including area code       (315) 361-3000
                                                  ------------------------------

Former name or former address, if changed since last report         N/A
                                                           ---------------------


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ITEM 8.01.    OTHER EVENTS

              The information required by this Item is incorporated by reference to a press release dated August 30, 2004, which is attached as an exhibit to this Form.


ITEM 9.01.    FINANCIAL STATEMENTS & EXHIBITS.

              (c.)     Exhibits

                       EXHIBIT 99.1 Press Release dated August 30, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ONEIDA LTD.

                                   By: /s/ PETER J. KALLET
                                       -------------------
                                           Peter J. Kallet
                                           Chairman of the Board,
                                           President & Chief Executive Officer

Dated: August 30, 2004



                          STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as................................ 'TM'